NYSE MKT Equities Exchange Symbol - UEC

Uranium Energy Corp Receives Final Mine Permit for Its Burke
Hollow ISR Project in South Texas

Corpus Christi TX, December 13, 2016 - Uranium Energy Corp. (NYSE MKT: UEC, the "Company") is pleased to announce that the Company's Burke Hollow in-situ recovery ("ISR") project in South Texas has been issued the Final Mine Area Permit by the Texas Commission on Environmental Quality ("TCEQ"). Burke Hollow is the third project to be developed as part of the Company's hub-and-spoke strategy that is designed for low-cost ISR mining operations.

Amir Adnani, President & CEO, stated: "We are very pleased with the progress made at Burke Hollow over the past four years. The issuance of the Final Mine Area Permit represents a culmination of successful drill campaigns and permitting activities that have coalesced into a major accomplishment for the UEC team. Our South Texas portfolio of low cost ISR projects remains our cornerstone asset, and the addition of Burke Hollow to our permitted Palangana and Goliad projects gives the Company a strong foundation on which to establish UEC as a leading uranium producer in the years to come."

The Mine Area Permit authorizes over 11,000 acres for mining multiple production sands within two large confirmed production areas discovered to date. TCEQ has earlier issued two final Class 1 disposal well permits for the Burke Hollow project. Concurrently, the Radioactive Material License is in technical review and the Aquifer Exemption request has already been submitted to the United States Environmental Protection Agency ("EPA"). The receipt of these permits, in addition to the already approved disposal well and mine permits, would allow for production development to commence at Burke Hollow, one of the Company's largest ISR projects.

The Company began exploration drilling at the Burke Hollow project in 2012, and discovered three mineralized trends later the same year. Subsequently, the project has been expanded to its current size of almost 20,000 acres. To date, uranium mineralization has been discovered in two distinct and separate trend areas of the property, resulting in an inferred mineral resource of 5.12 million pounds of uranium ("U3O8") grading 0.09% U3O8*. The mineral resource estimate is based on a total of 246,400 feet of drilling in 526 holes completed since mid-2012. Only approximately 50% of the project acreage has been explored to date. The project is located approximately 45 miles from the Company's Hobson Processing Plant.

During fiscal 2016, a drilling campaign was conducted to extend the first area scheduled for production at Burke Hollow. Thirty-two wide-spaced exploration holes were completed for a total of 17,020 feet. The primary objective of these holes was to bracket the projected mineralized trend extending from the resource area. Detailed delineation of the bracketed trend and further trend extension drilling will occur in the next drilling campaign. Drilling results from these 32 holes have extended the mineralized trend from 1.7 miles to approximately 3.7 miles, with several miles of additional potential open trend remaining.

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and was reviewed by Clyde L. Yancey, P.G., Vice President-Exploration for the Company, a Qualified Person under NI 43-101.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. The Company's fully-licensed Hobson processing facility is central to all of its projects in South Texas, including the Palangana ISR mine, the permitted Goliad ISR project and the development-stage Burke Hollow ISR project. Additionally, the Company controls a pipeline of advanced-stage projects in Arizona, Colorado and Paraguay. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE MKT: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

* Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to herein are economically or legally mineable.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.